Exhibit 10.14

FORM OF TRADEMARK ASSIGNMENT AGREEMENT

This TRADEMARK ASSIGNMENT AGREEMENT (this “Agreement”) dated as of [ ], 2013 between Murphy Oil USA, Inc., a Delaware corporation (“Assignor”), and Murphy Oil Corporation, a Delaware corporation (“Assignee”, and each of Assignor and Assignee, a “Party”).

WHEREAS, Assignee has announced approval by its Board of Directors of the spin-off of Murphy USA Inc. (“SpinCo”), its wholly-owned subsidiary and parent of Assignor, into an independent and separately traded company (the “Spin-Off”); and

WHEREAS, in connection with the Spin-Off, Assignor desires to assign to Assignee, and Assignee desires to accept and assume, all of Assignor’s right, title and interest in and to the Assigned Marks (as defined below).

NOW, THEREFORE, for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment. Assignor hereby irrevocably transfers and assigns to Assignee, and Assignee hereby accepts and assumes from Assignor, all of Assignor’s right, title and interest in and to (i) the trademarks set forth in Schedule A hereto, (ii) any trademark, service mark, trade name, domain name or other source identifier that is a derivative of or confusingly similar to any of the trademarks set forth in Schedule A hereto, (iii) any other trademark, service mark, trade name, domain name or other source identifier that contains the term “Murphy”, the rowel design set forth in Schedule A hereto or any term, design or other source identifier that is a derivative of or confusingly similar to the term “Murphy” or the rowel design set forth in Schedule A hereto, (iv) any registration or application for registration of any of the foregoing (including the registrations and applications for registration set forth in Schedule A hereto), and (v) any goodwill associated with any of the foregoing (collectively, the “Assigned Marks”).

2. Cooperation. The Parties shall, and shall cause their employees, affiliates, successors and assigns to, execute all documents and take all additional steps reasonably necessary to effect the intent of this Agreement.

3. DISCLAIMER; LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE ASSIGNED MARKS ARE ASSIGNED AND ASSUMED ON AN “AS IS” BASIS WITH NO REPRESENTATIONS OR WARRANTIES, AND ASSIGNOR HEREBY EXCLUDES AND DISCLAIMS ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND

WITH RESPECT TO THE ASSIGNED MARKS, INCLUDING THOSE REGARDING MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT AND ANY WARRANTIES IMPLIED BY ANY COURSE OF DEALING OR TRADE USAGE. ASSIGNOR SHALL NOT BE LIABLE UNDER ANY LEGAL OR EQUITABLE THEORY FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND IN CONNECTION WITH THIS AGREEMENT EVEN IF ASSIGNEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4. General Provisions. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. This Agreement (along with its Schedule) constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between and among the Parties with respect thereto. This Agreement may not be supplemented, altered, or modified in any manner except by a writing signed by the Parties. The failure of a Party to enforce any terms or provisions of this Agreement shall not result in the waiver by such Party of any of its rights under such terms or provisions. If any provision of this Agreement is determined to be invalid or unenforceable, then the remainder of the Agreement shall remain valid and enforceable as if the Agreement did not contain the invalid or unenforceable provision.

5. Governing Law. This Agreement shall be subject to and governed by the laws of the State of New York without regard to the conflict of law rules of such state.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement as of the date first above written.

MURPHY OIL USA, INC.

By:
Name:
Title:

MURPHY OIL CORPORATION

By:
Name:
Title:

[signature page to Trademark Assignment Agreement]

Schedule A

Country	Mark	Status	Application No.	Registration No.
U.S.	MURPHY USA and two-star design	Registered	77/844,528	3,938,678
U.S.	MURPHY USA and design	Registered	75/300,843	2,180,353
U.S.	MURPAY	Registered	77/844,494	3,938,676
U.S.	DR. MURPHY’S CRAZY CONCOCTION	Registered	85/444,396	4,269,358
U.S.	SPUR	Registered	71/305,767	291,502
N/A		Unregistered	N/A	N/A
N/A		Unregistered	N/A	N/A
N/A		Unregistered	N/A	N/A